UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2014

BioTelemetry, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55039	46-2568498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Cedar Hollow Road Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2014 BioTelemetry, Inc. (the “Company”), through its wholly-owned subsidiary CardioNet, LLC (“CardioNet”), completed its previously announced acquisition of  substantially all of the assets of the cardiac event monitoring business of Biomedical Systems Corporation (the “Seller”) pursuant to the terms and conditions of an Asset Purchase Agreement between CardioNet and the Seller (the “Purchase Agreement”).

Item 2.01 Completion of an Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is incorporated by reference herein. A copy of the Purchase Agreement was previously filed as an exhibit to the Company’s Form 8-K filed on March 20, 2014.

Reference is made to Item 1.01 of the Form 8-K filed on March 20, 2014, which is hereby incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioTelemetry, Inc.

	By:	/s/ Peter Ferola
Peter Ferola
Senior Vice President and General Counsel
Date: April 4, 2014